Research contract

Party A: Eternal Technology Group Limited
Party B: Shen Yang Institute of Applied Ecology of Chinese Academy of Science

Both parties agrees as follows:



1. Project aim

1.1  Cancers are one of the major cause of death
     [Brief introduction of cancer]
1.2  Staphylococcal Enterotoxin is superantigen
     [Description of superantigen and how it cure cancer]
1.3  Staphylococcal Enterotoxin as antitumor drug
     [Historical development of staphylococcal Enterotoxin, statistics]
1.4  Development of first priority drug
     [National encouragement policy on development of drugs for cancer]

2.   Development of technology and markets
2.1 Enteroxin has been used in China in the past ten years with satisfactory results
2.2  Development status of Enteroxin in foreign country
2.3  Antitumor drugs and Local and Overseas markets

3.      Major theme of research and stage proposal
3.1     Stage I
3.1.1 Aim: The construction and cloning of superantigen staphylococcal exterotoxin B and separation technology development
3.1.2   Duration: three years
3.1.3   Details
3.1.3.1 Grow of high quality staphylococcal extertoxin B
3.1.3.2 Research and analysis of staphylococcal extertoxin B
3.1.3.3 Construction of staphylococcal exterotoxin B
3.1.3.4 Modification of DNA
3.1.3.5 Improvement of growing method of  staphylococcal extertoxin B
3.1.3.6 Development of separation and purification method for drugs materials
3.1.4   Target result of stage I
3.1.4.1.Application of right and the sole right belong to Party A
3.1.4.2.Complete construction of DNA of drug
3.1.4.3.Complete purification work and the standard should meet the
        National Drug standard 3.1.4.4. Test of DNA drug
3.2.    Stage II
3.2.1.  Aim Research gargeting on antitumor medicine
3.2.2. Duration: (Base on the result of stage one, an additional one year) total of 4 years
3.2.3.  Details: Target on antitumor medicine...production of antitumor medicine
3.3.4.  Target and projected result
3.3.4.1.Application of sole right 3.3.4.2. Complete test of medicine

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4.   Funds
4.1. First year US$300,000
4.2. Second year US$300,000
4.3. Third year US$300,000
4.4. Forth year US$300,000

5.   Payment terms: Settlement in full each year no later that 31 July.

         Party A: signed
         Party B: signed
         Dated 27th February 2001

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                                    Acknowledgment of receipt

     Eternal Technology Group Limited

     We acknowledge receipt of cash up to 30th June, 2002 in relation to research work on targeting antitumor Drug amounted to US$600,000

     Signed:  Shen Yang  Institute  of Applied  Ecology  of  Chinese  Academy of
     Science.